UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (773) 645-7866

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the First SecurityFed transaction might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Chicago Area Branch Map

McHenry
Buffalo Grove
Highland Park
Carpentersville
Palatine
Wheeling
Northbrook
Prospect Heights
Wilmette
Hoffman Estates
Glenview
Elgin
Mount Prospect
Niles
Skokie
Streamwood
Des Plaines
Bartlett
Roselle
I190
Park Ridge
Kane
Bloomingdale
Bensenville
St. Charles
Addison
Elmwood Park
Carol Stream
Elmhurst
Lombard
Maywood
I290
Batavia
Wheaton
Berwyn
Chicago
DuPage
Westchester
I88
Lisle
Westmont
Brookfield
Cook
Aurora
Naperville
Illinois
Darien
I294
Burbank
I90
Woodridge
Oak Lawn
Bolingbrook
Palos Hills
Alsip
Blue Island
I55
East Chicago
Hammond
Orland Park
I57
Harvey
Kendall
Will
Oak Forest
Gary
Lansing
Indiana
Tinley Park
Homewood
Munster
I65
Joliet
I80
Chicago Heights
Griffith
Lake
Hobart
Park Forest
Merrillville
Copyright (C) 2000-2004 SNL Financial (snl.com) All rights reserved
0
9.33mi

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Commercial Banking - Loans Outstanding

+16% CAGR
Commercial and Industrial*
Commercial Real Estate (including construction real estate)
Millions
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,010
$470
$540
$1,285
$613
$672
$1,507
$763
$744
$1,788
$793
$995
$1,940
$832
$1,108
$2,241
$882
$1,359
$2,470
$919
$1,551
1998
1999
2000
2001
2002
2003
2Q 2004

*Includes commercial loans collateralized by assignment of lease payments.

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Wealth Management Revenue

47%
CAGR
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
Trust
Brokerage
$1.6
$2.6
$2.8
$3.6
$4.8
$13.4
$16.1
1998
1999
2000
2001
2002
2003
2004
Annualized

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Fully Diluted Earnings Per Share

- We are rapidly growing earnings

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15% CAGR
$0.96
$1.10
$1.02
$0.46*
$1.72
$1.96
$2.25
1998
1999
2000
2001
2002
2003
2004 IBES

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Net Income

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Millions
18% CAGR
$22.7
$28.4
$27.0
$31.5*
$46.4
$53.4
$60.4
1998
1999
2000
2001
2002
2003
2004 Annualized

*Excludes $19.2 million after tax merger charge.

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Net Interest Income

- Consistently growing as we expand our business

10% CAGR
Millions
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$85.5
$102.8
$106.8
$115.4
$132.7
$141.5
$148.5
1998
1999
2000
2001
2002
2003
2004 Annualized

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Net Interest Margin

7%
6%
5%
4%
3%
2%
1%
0%
Net Interest Margin
Fed Funds Rate
1998
1999
2000
2001
2002
2003
2Q 2004

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Net Interest Income Sensitivity Varying Rate Scenarios

Parallel Shifts in Yield Curve One Year Horizon – 6/30/04

- We are asset sensitive

Percent of Base Net Interest Income
110%
105%
100%
95%
90%
85%
96.2%
100.0%
102.8%
104.8%
-1%
No Change
+1%
+2%

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Non-Performing Loans to Total Loans

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.91%
0.81%
0.78%
0.88%
0.75%
0.90%
1999
2000
2001
2002
2003
2Q 2004

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Net Charge-offs to Average Loans

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.42%
0.15%
0.42%
0.33%
0.37%
0.22%
1999
2000
2001
2002
2003
2004 Annualized

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Allowance to Loans

2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.16%
1.33%
1.19%
1.35%
1.40%
1.39%
1999
2000
2001
2002
2003
2Q 2004

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Other Income

22% CAGR
Other
Leasing
Deposit Fees
Wealth Management
Millions
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$19.9
$19.6
$20.4
$26.2
$39.1
$65.1
$66.7
1998
1999
2000
2001
2002
2003
2004 Annualized

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Other Income to Total Revenues

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.0%
16.1%
18.5%
22.8%
31.5%
31.0%
1999
2000
2001
2002
2003
YTD 2004

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Efficiency Ratio

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62.5%
64.8%
60.7%*
52.8%
55.7%
54.5%
1999
2000
2001
2002
2003
YTD 2004

*Excludes $19.2 million after tax merger charge.

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Cash Return on Tangible Equity

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14.9%
13.0%
13.5%*
17.1%
18.8%
19.9%
1999
2000
2001
2002
2003
2004
Annualized

*Excludes $19.2 million after tax merger charge.

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MBFI Stock Price

250%
200%
150%
100%
50%
0%
8/23/01
10/23/01
12/23/01
2/23/02
4/23/02
6/23/02
8/23/02
10/23/02
12/23/02
2/23/03
4/23/03
6/23/03
8/23/03
10/23/03
12/23/03
2/23/04
4/23/04
6/23/04
8/23/04
MBFI
Midwest Bank Index

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MBFI Stock Price

250%
200%
150%
100%
50%
0%
MBFI
Midwest Bank Index
8/23/03
9/23/03
10/23/03
11/23/03
12/23/03
1/23/04
2/23/04
3/23/04
4/23/04
5/23/04
6/23/04
7/23/04
8/23/04

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[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

August 27, 2004

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the First SecurityFed transaction might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

[LOGO]

MB Financial Snapshot

As of June 30, 2004

Offices	43
Bank subsidiaries*	3
Assets	$5.0	billion
Loans	$3.2	billion
Deposits	$3.8	billion
Trust assets under management	$1.4	billion

* Includes First Security Federal Savings Bank which was merged into MB Financial Bank on July 22, 2004.

2003
Net income	$53.4	million	+(15.1)%
Fully diluted EPS	$1.96		+(14.0)%
Cash return on tangible equity	18.8%
Return on equity	14.8%

YTD 2004
Net income	$30.1	million	+(17.9)%
Fully diluted EPS	$1.08		+(14.9)%
Cash return on tangible equity	19.9%
Return on equity	15.3%

Market information
Stock price – August 25, 2004	$37.65
Market capitalization	$1.1	billion
P/E (TTM)	18.0
P/E forward (2004 based on IBES estimate)	16.7

Chicago Area Branch Map

[GRAPHIC]

Key Strategies

•      Dual growth sources

•      Core business segments are growing

•      Commercial Banking

•      Wealth Management

•      Retail Banking

•      Mergers and acquisitions supplement core business growth

•      Balanced revenue and profit streams from our business lines

•      Decreasing dependence on net interest related revenues

•      Expanding fee businesses

•      Remaining focused on current business segments

Commercial Banking

Well developed Commercial Banking business including:

•      Middle-market business financing

•      Lease banking

•      Treasury management

•      Capital markets products (swaps, floors, caps)

•      Real estate investor, construction, developer financing

•      Target market is companies with revenues ranging from $5 to $50 million

•      Loans are granular – typical size is $3 to $6 million

•      Focus is on relationship banking

•      We are adding and grooming senior lenders focused on growing the business

Commercial Banking - Loans Outstanding

[CHART]

*Includes commercial loans collateralized by assignment of lease payments.

Wealth Management

Rapidly expanding business and capabilities:

•      Private Banking

•      High touch/high service approach

•      Staff are deep generalists (loans, deposits, trust and asset management services, estate and financial planning)

•      Trust/Asset Management

•      High touch/high service approach

•      Open architecture asset management format

•      Objective advice

•      Superior returns

•      Vision Investment Services

•      High quality provider

•      Provides brokerage services through MB and other banks

•      Rapidly growing

•      Works closely with MB Retail Banking

•      Overall

•      Relationship focused

•      Team approach

•      Focused on what’s best for the client

•      Significant growth potential – Commercial side holds strong potential for referrals and new business

Wealth Management Revenue

[CHART]

Retail Banking

•      Consumer and small business

•      Deposit and credit services

•      Sales/service culture

•      Focused on growing core transaction accounts

•      Free Checking

•      Top Rate NOW

•      Bank @ Work

•      Gateway to other services – Brokerage platform, Trust/Asset Management, Private Banking

•      Efficient expertise in mortgage platform – low cost; can scale quickly to react to volume changes

•      Upgrading branch locations to maximize growth and profitability

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2003

Pending Ownership as of August 25, 2004

Rank	Institution	Type	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	JPMorgan Chase & Co. (NY) (Bank One)	Bank	144	36,949,238	23.73
2	LaSalle Bank Corporation (IL)	Bank	89	23,966,499	15.39
3	Bank of Montreal (Harris)	Bank	73	13,811,017	8.87
4	Citigroup Inc. (NY)	Bank	38	7,546,703	4.85
5	Northern Trust Corp. (IL)	Bank	10	7,220,877	4.64
6	Royal Bank of Scotland Group (Charter One)	Bank	81	5,015,087	3.22
7	Bank of America Corp. (NC)	Bank	8	3,608,341	2.32
8	MAF Bancorp Inc. (IL)	Thrift	31	3,325,626	2.14
9	Fifth Third Bancorp (OH)	Bank	30	3,322,016	2.13
10	MB Financial Inc. (IL)*	Bank	35	3,144,652	2.02
11	Corus Bankshares Inc. (IL)	Bank	14	2,252,641	1.45
12	FBOP Corp. (IL)	Bank	20	2,008,449	1.29
13	Taylor Capital Group Inc. (IL)	Bank	11	1,971,699	1.27
14	TCF Financial Corp. (MN)	Bank	111	1,897,549	1.22
15	First Midwest Bancorp Inc. (IL)	Bank	16	1,808,512	1.16
16	Wintrust Financial Corp. (IL)	Bank	16	1,762,793	1.13
17	Metropolitan Bank Group Inc. (IL)	Bank	54	1,709,253	1.10
18	U.S. Bancorp (MN)	Bank	22	1,304,944	0.84
19	Parkway Bancorp Inc. (IL)	Bank	14	1,293,476	0.83
20	First Banks Inc. (MO) (CIB)	Bank	16	1,241,834	0.80

*-Includes First SecurityFed Financial

Source:  SNL Financial Datasource

Mergers and Acquisitions

•      Supplements our core growth

•      Allows us to strengthen our Company in key business areas

•      We have capitalized on good opportunities over the past ten years

M & A Highlights

2001 to 2004

	Assets
1990 to 2000 (10 mergers and acquisitions)	$1.9	billion
Acquired FSL Holdings, Inc. April 2001	$222	million
MidCity Financial and MB Financial merge November 2001	MOE
Acquired Lincolnwood Financial Corp. April 2002	$228	million
Acquired LaSalle Systems Leasing August 2002	$92	million
Acquired South Holland Bancorp February 2003	$560	million
Divested Abrams Centre Bancshares May 2003	$98	million
Acquired First SecurityFed Financial May 2004	$567	million

M & A Success Factors

•      Integration starts as soon as the deal is signed and is completed rapidly

•      We deliver promised results

•      Financial modeling is realistic

•      Cost savings targets are met

•      Very experienced M&A management team with proven M&A performance

•      Disciplined acquisition pricing

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	10.3	1.2	4.4%
First SecurityFed	16.8	9.8	1.7	18.8%

* P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity).

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%
First SecurityFed*	21%	+3.5%	15%

* For First SecurityFed, second year EPS accretion is projected to be 3.8% and second year cost saves are estimated to be 32%.

Fully Diluted Earnings Per Share

•      We are rapidly growing earnings

[CHART]

*Including $19.2 million after tax merger charge.

**All data has been adjusted to reflect 50% stock dividend.

Net Income

•      Company has consistently grown earnings

•      Both core business growth and M&A contribute

[CHART]

*Excludes $19.2 million after tax merger charge.

Net Interest Income

•      Consistently growing as we expand our business

[CHART]

Net Interest Margin

•      Margins have been stable through various interest rate environments

•      Prepayment fees and loan rate floors have protected margins

[CHART]

Net Interest Income Sensitivity	Parallel Shifts in Yield Curve
Varying Rate Scenarios	One Year Horizon – 6/30/04

• We are asset sensitive

[CHART]

Non-Performing Loans to Total Loans

•      Credit quality has been

•      Excellent, stable, predictable

•      Better than peers with large C&I portfolios

[CHART]

Net Charge-offs to Average Loans

•      Charge-offs have been manageable

•      Portfolio is granular

•      Extensive due diligence is done prior to acquisitions

[CHART]

Allowance to Loans

•      Appropriate reserves for potential loan losses

•      Statistical modeling techniques used to determine appropriate allowance

•      Default risk is appropriately priced into loans originated

[CHART]

Other Income

•          Diversifying and growing revenue sources

•          Wealth Management, Deposit Services and Lease Banking are strong contributors to growth

[CHART]

Other Income to Total Revenues

•      Revenue streams are becoming more balanced

•      Will continue to be a strategic area of focus

[CHART]

Efficiency Ratio

•      We are carefully managing expenses

•      Investments are being made in revenue producing personnel

•      Extensive investing in new infrastructure

[CHART]

*Excludes $19.2 million after tax merger charge.

Cash Return on Tangible Equity

[CHART]

*Excludes $19.2 million after tax merger charge.

MBFI Stock Price

[CHART]

[CHART]

[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

Jill E. York, Vice President and Chief Financial Officer

August 27, 2004

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of August, 2004.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)